158 P-1 02/14

SUPPLEMENT DATED FEBRUARY 19, 2014

TO THE PROSPECTUS DATED FEBRUARY 1, 2014

OF

FRANKLIN RISING DIVIDENDS FUND

Franklin Managed Trust

The Prospectus is amended as follows:

The “Fund Summary - Average Annual Total Returns” table beginning on page 7 is replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2013

	1 Year	5 Years	10 Years
Franklin Rising Dividends Fund - Class A
Return Before Taxes	21.86%	14.97%	6.51%
Return After Taxes on Distributions	21.61%	14.77%	6.19%
Return After Taxes on Distributions and Sale of Fund Shares	12.58%	12.10%	5.28%
Franklin Rising Dividends Fund - Class C	27.35%	15.47%	6.37%
Franklin Rising Dividends Fund - Class R	28.99%	16.04%	6.90%
Franklin Rising Dividends Fund - Advisor Class	29.66%	16.63%	7.37%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.40%

Please keep this supplement for future reference.